                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

   End of Period Collection Account Balance as of Prior Payment Date:                                                     484,810.68
   Available Funds:
          Contract Payments due and received in this period                                                             4,932,362.42
          Contract Payments due in prior period(s) and received in this period                                            121,202.93
          Contract Payments received in this period for next period                                                        26,835.55
          Sales, Use and Property Tax, Maintenance, Late Charges                                                           83,430.97
          Prepayment Amounts related to early termination in this period                                               15,681,684.39
          Servicer Advance                                                                                                884,666.43
          Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
          Transfer from Reserve Account                                                                                     7,032.84
          Interest earned on Collection Account                                                                            15,874.49
          Interest earned on Affiliated Account                                                                               972.27
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                                       0.00
          Amounts paid under insurance policies                                                                                 0.00
          Any other amounts                                                                                                     0.00
                                                                                                                      --------------
   Total Available Funds                                                                                               22,238,872.97
   Less: Amounts to be Retained in Collection Account                                                                     337,584.31
                                                                                                                      --------------
   AMOUNT TO BE DISTRIBUTED                                                                                            21,901,288.66
                                                                                                                      ==============


   DISTRIBUTION OF FUNDS:

          1.   To Trustee -  Fees                                                                                               0.00
          2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 121,202.93
          3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                          0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                             10,748,453.21
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                              7,653,206.07
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                                518,751.20
                    b) Class B Principal and Interest                                                                     323,199.43
                    c) Class C Principal and Interest                                                                     646,294.31
                    d) Class D Principal and Interest                                                                     432,714.42
                    e) Class E Principal and Interest                                                                     554,328.52

          4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
          5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         96,519.18
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       613,915.84
                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              7,032.84
          6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 100,277.73
          7.   To Servicer, Servicing Fee and other Servicing Compensations                                                85,392.98
                                                                                                                      --------------
   TOTAL FUNDS DISTRIBUTED                                                                                             21,901,288.66
                                                                                                                      ==============

                                                                                                                      --------------
   End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}             337,584.31
                                                                                                                      ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                      $4,876,395.87
   - Add Investment Earnings                                                                                                7,032.84
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                             0.00
   - Less Distribution to Certificate Account                                                                               7,032.84
                                                                                                                      --------------
End of period balance                                                                                                  $4,876,395.87
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $4,876,395.87
                                                                                                                      ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                   Pool A                                     176,612,895.95
                   Pool B                                      23,774,654.42
                                                            -----------------
                                                                                       200,387,550.37

Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 804,522.42
Class A Monthly Interest - Pool B                                 108,300.37

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                             15,078,088.31
Class A Monthly Principal - Pool B                              2,929,499.38
                                                            -----------------
                                                                                        18,007,587.69

Ending Principal Balance of the Class A Notes

                   Pool A                                     161,534,807.64
                   Pool B                                      20,845,155.04
                                                            -----------------        ----------------
                                                                                       182,379,962.68
                                                                                     ================


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000               Ending Principal
Original Face $286,080,000      Original Face $286,080,000              Balance Factor
$        3.190796               $                 62.945986                  63.751385%
-----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                   Class A1                                              0.00
                   Class A2                                     10,707,550.37
                   Class A3                                     82,500,000.00
                   Class A4                                    107,180,000.00

                                                            ------------------

Class A Monthly Interest                                                                200,387,550.37
                   Class A1 (Actual Number Days/360)                     0.00
                   Class A2                                         40,902.84
                   Class A3                                        353,168.75
                   Class A4                                        518,751.20

                                                            ------------------

Class A Monthly Principal

                   Class A1                                              0.00
                   Class A2                                     10,707,550.37
                   Class A3                                      7,300,037.32
                   Class A4                                              0.00

                                                            ------------------
                                                                                         18,007,587.69

Ending Principal Balance of the Class A Notes

                   Class A1                                              0.00
                   Class A2                                              0.00
                   Class A3                                     75,199,962.68
                   Class A4                                    107,180,000.00

                                                            ------------------       ------------------
                                                                                        182,379,962.68
                                                                                     ==================


Class A3
-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000               Ending Principal
Original Face $82,500,000       Original Face $82,500,000               Balance Factor
$        4.280833               $                88.485301                    91.151470%
-----------------------------------------------------------------------------------------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes

                              Pool A                                             3,012,692.02
                              Pool B                                               405,551.99
                                                                              ----------------
                                                                                                           3,418,244.01

        Class B Overdue Interest, if any                                                 0.00
        Class B Monthly Interest - Pool A                                           14,121.99
        Class B Monthly Interest - Pool B                                            1,901.02
        Class B Overdue Principal, if any                                                0.00
        Class B Monthly Principal - Pool A                                         257,204.53
        Class B Monthly Principal - Pool B                                          49,971.89
                                                                              ----------------
                                                                                                             307,176.42

        Ending Principal Balance of the Class B Notes

                              Pool A                                             2,755,487.49
                              Pool B                                               355,580.10
                                                                              ----------------
                                                                                                         ---------------
                                                                                                           3,111,067.59

                                                                                                         ===============


        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $4,880,000     Original Face $4,880,000          Balance Factor
        $        3.283404            $               62.945988                63.751385%
        --------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes

                              Pool A                                            6,019,210.49
                              Pool B                                              810,272.94
                                                                              ---------------
                                                                                                          6,829,483.43

        Class C Overdue Interest, if any                                                0.00
        Class C Monthly Interest - Pool A                                          28,706.62
        Class C Monthly Interest - Pool B                                           3,864.33
        Class C Overdue Principal, if any                                               0.00
        Class C Monthly Principal - Pool A                                        513,881.99
        Class C Monthly Principal - Pool B                                         99,841.37
                                                                              ---------------
                                                                                                            613,723.36

        Ending Principal Balance of the Class C Notes

                              Pool A                                            5,505,328.50
                              Pool B                                              710,431.57
                                                                              ---------------
                                                                                                         --------------
                                                                                                          6,215,760.07

                                                                                                         ==============


        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $9,750,000     Original Face $9,750,000          Balance Factor
        $        3.340610            $               62.945986                63.751385%
        --------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes

                              Pool A                                             4,012,806.97
                              Pool B                                               540,181.94
                                                                              ----------------
                                                                                                           4,552,988.91

        Class D Overdue Interest, if any                                                 0.00
        Class D Monthly Interest - Pool A                                           20,769.62
        Class D Monthly Interest - Pool B                                            2,795.89
        Class D Overdue Principal, if any                                                0.00
        Class D Monthly Principal - Pool A                                         342,588.00
        Class D Monthly Principal - Pool B                                          66,560.91
                                                                              ----------------
                                                                                                             409,148.91

        Ending Principal Balance of the Class D Notes

                              Pool A                                             3,670,218.97
                              Pool B                                               473,621.03
                                                                              ----------------
                                                                                                         ---------------
                                                                                                           4,143,840.00

                                                                                                         ===============


        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $6,500,000     Original Face $6,500,000          Balance Factor
        $        3.625463            $               62.945986                63.751385%
        --------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes

                              Pool A                                            5,019,095.52
                              Pool B                                              675,642.99
                                                                              ---------------
                                                                                                          5,694,738.51

        Class E Overdue Interest, if any                                                0.00
        Class E Monthly Interest - Pool A                                          37,526.10
        Class E Monthly Interest - Pool B                                           5,051.56
        Class E Overdue Principal, if any                                               0.00
        Class E Monthly Principal - Pool A                                        428,498.52
        Class E Monthly Principal - Pool B                                         83,252.34
                                                                              ---------------
                                                                                                            511,750.86

        Ending Principal Balance of the Class E Notes

                              Pool A                                            4,590,597.00
                              Pool B                                              592,390.65
                                                                              ---------------
                                                                                                         --------------
                                                                                                          5,182,987.65

                                                                                                         ==============


        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $8,130,000     Original Face $8,130,000          Balance Factor
        $        5.237105            $               62.945985               63.751386%
        --------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance

                              Pool A                                            6,021,098.20
                              Pool B                                              810,527.05
                                                                              ---------------
                                                                                                                6,831,625.25

        Residual Interest - Pool A                                                 79,846.38
        Residual Interest - Pool B                                                 16,672.80
        Residual Principal - Pool A                                               514,043.16
        Residual Principal - Pool B                                                99,872.68
                                                                              ---------------
                                                                                                                  613,915.84

        Ending Residual Principal Balance

                              Pool A                                            5,507,055.04
                              Pool B                                              710,654.37
                                                                              ---------------
                                                                                                             ----------------
                                                                                                                6,217,709.41

                                                                                                             ================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                          85,392.98
         - Servicer Advances reimbursement                                                                        121,202.93
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        100,277.73
                                                                                                             ----------------
        Total amounts due to Servicer                                                                             306,873.64
                                                                                                             ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     200,697,799.12

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                   17,134,304.50

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                     ------------------
                                                                                                                     183,563,494.62
                                                                                                                  ==================

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                              4,043,340.72

       - Principal portion of Prepayment Amounts                                                   13,090,963.78

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                 ----------------
                            Total Decline in Aggregate Discounted Contract Balance                 17,134,304.50
                                                                                                 ================


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                      27,016,831.32

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    3,328,998.58

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                     ------------------
                                                                                                                      23,687,832.74
                                                                                                                  ==================

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                                820,725.14

       - Principal portion of Prepayment Amounts                                                    2,508,273.44

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                 ----------------
                            Total Decline in Aggregate Discounted Contract Balance                  3,328,998.58
                                                                                                 ================

                                                                                                                  ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    207,251,327.36
                                                                                                                  ==================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                 Predecessor
                                                                     Discounted             Predecessor          Discounted
          Lease #         Lessee Name                                Present Value          Lease #              Present Value
          --------------------------------------------------         --------------         ------------         ---------------
                          NONE

                                                                     --------------                              ---------------
                                                             Totals:         $0.00                                        $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
       Servicing Agreement Section 7.02                                                                   $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES  [ ]            NO  [X]


          POOL B                                                                                                 Predecessor
                                                                     Discounted             Predecessor          Discounted
          Lease #         Lessee Name                                Present Value          Lease #              Present Value
          --------------------------------------------------         --------------         ------------         ---------------
                          NONE

                                                                     --------------                              ---------------
                                                             Totals:         $0.00                                        $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                      $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%


        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
          BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
       Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES  [ ]            NO  [X]

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


          POOL A - NON-PERFORMING                                                                                Predecessor
                                                                     Discounted             Predecessor          Discounted
          Lease #         Lessee Name                                Present Value          Lease #              Present Value
          --------------------------------------------------         --------------         ------------         ---------------
          2707-201        Amber Networks, Inc.                       $ 1,045,934.66           2041-203           $  3,154,026.34
          2707-202        Amber Networks, Inc.                       $   491,545.72
          2708-201        Network Elements, Inc.                     $ 1,305,725.82
          2706-202        Coriolis Networks, Inc.                    $    90,653.94
          2706-207        Coriolis Networks, Inc.                    $   215,544.48
                          Cash                                       $     4,621.72
          3271-002        Durham Diagnostic Imaging                  $ 2,317,472.63           2869-001           $  2,037,442.62


                                                                     --------------                              ---------------
                                                             Totals: $ 5,471,498.97                              $  5,191,468.96


          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           5,191,468.96
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 1.90%



DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                    $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES  [ ]            NO  [X]


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                                     Discounted             Predecessor          Discounted
          Lease #         Lessee Name                                Present Value          Lease #              Present Value
          --------------------------------------------------         --------------         ------------         ---------------
                          None

                                                                     --------------                              ---------------
                                                             Totals:         $0.00                                        $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                      $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%


        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
       Servicing Agreement Section 7.02                                                                   $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES  [ ]            NO  [X]

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.           AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                               TOTAL OUTSTANDING CONTRACTS
   This Month                                            10,653,695.45          This Month                            207,251,327.36
   1 Month Prior                                          4,453,476.57          1 Month Prior                         227,714,630.44
   2 Months Prior                                         8,019,203.98          2 Months Prior                        234,790,639.67

   Total                                                 23,126,376.00          Total                                 669,756,597.47

   a) 3 MONTH AVERAGE                                     7,708,792.00          b) 3 MONTH AVERAGE                    223,252,199.16

   c) a/b                                                        3.45%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes              No    X
                                                                                                           ----------     ----------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                               Yes              No    X
                                                                                                           ----------     ----------
   B. An Indenture Event of Default has occurred and is then continuing?                               Yes              No    X
                                                                                                           ----------     ----------

4. Has a Servicer Event of Default occurred?                                                           Yes              No    X
                                                                                                           ----------     ----------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                    Yes              No    X
                                                                                                           ----------     ----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                   Yes              No    X
                                                                                                           ----------     ----------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                    Yes              No    X
                                                                                                           ----------     ----------

6. Aggregate Discounted Contract Balance at Closing Date                                           Balance $325,093,057.74
                                                                                                           ---------------


   DELINQUENT LEASE SUMMARY

     Days Past Due         Current Pool Balance         # Leases
     -------------         --------------------         --------
         31 - 60                 6,292,686.36               41
         61 - 90                   408,382.10               15
        91 - 180                10,653,695.45               23


   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization